UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 23, 2007
PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
000-31311
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	25-1701361 (I.R.S. Employer Identification No.)
333 West San Carlos Street, Suite 700
San Jose, CA 95110
(Address of principal executive offices, with zip code)
(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sales of Equity Securities
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.01
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On May 23, 2007, the Registrant entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) among the Registrant, Fabbrix, Inc. (“Fabbrix”) and PDF Acquisition Corp., a wholly-owned subsidiary of the Registrant (the “Merger Sub”), pursuant to which the Registrant would acquire all of the outstanding capital stock of Fabbrix (the “Merger”), a venture backed DFM platform company that was founded in Pittsburgh, Pennsylvania in 2004 by Carnegie Mellon University researchers and veterans of the EDA and IC design industries. The Merger was completed on May 24, 2007 (the “Closing”).
     The Merger Agreement provides for the merger of Fabbrix with and into the Merger Sub, with the Merger Sub surviving the Merger as a wholly owned subsidiary of the Registrant. The merger consideration paid at Closing consisted of $2.7 million in cash and 271,531 shares of the Registrant’s common stock. As specified in the Merger Agreement, additional consideration of up to $14.0 million, consisting of cash and the Registrant’s common stock may be earned upon the achievement, within 48 months following the Closing, of certain milestones regarding revenue recognized in such period from transactions that are booked within the first 12 months following the Closing (the “Earnout Consideration”). A portion of the merger consideration will be retained in escrow for a specified period of time pursuant to the Merger Agreement.
     This description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.01 to this report and incorporated by reference into this Item 1.01. Terms not defined herein shall have the meanings ascribed thereto in the Merger Agreement.
     The Registrant issued a press release regarding the signing of the Merger Agreement, which is attached hereto as Exhibit 99.1.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On May 24, 2007, the Registrant completed the acquisition of the capital stock of Fabbrix as contemplated by the Merger Agreement. Please see the disclosures regarding the Merger Agreement and the transactions contemplated thereby described in Item 1.01 above, which is hereby incorporated into this Item 2.01 by reference. Please see the disclosures regarding the interests of certain officers and directors of the Registrant described in Item 5.02 below, which is hereby incorporated in this Item 2.01 by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     On May 24, 2007, the Registrant issued 271,531 Shares of the Registrant’s common stock to the stockholders of Fabbrix in connection with the Merger. The common stock was issued in a private transaction in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. Please see the disclosures regarding the Merger

Agreement and the transactions contemplated thereby in Item 1.01 above, which is hereby incorporated into this Item 3.02 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Immediately prior to the Merger, Mr. Lucio L. Lanza, a director and the Chairman of the Board of the Registrant, served as President, Chief Executive Officer and Chairman of the Board of Fabbrix. Mr. Lanza also held shares of capital stock of Fabbrix, both individually and through his venture capital firm, Lanza techVentures. In connection with the Merger, Mr. Lanza received $353,000 in cash and 35,722 shares of the Registrant’s common stock, and will be entitled to receive up to an additional $2.1 million worth of Earnout Consideration. Lanza techVentures received $1.2 million in cash and 121,720 shares of the Registrant’s common stock at the Closing, and will be entitled to receive up to an additional $5.4 million worth of Earnout Consideration. In addition, out of the merger consideration, Lanza techVentures received from Fabbrix $519,000 in cash as repayment of certain bridge loans previously made to Fabbrix. To consider a transaction with Fabbrix, the Registrant’s Board established a special committee consisting exclusively of independent directors (the “Special Committee”). The Special Committee reviewed, evaluated and directed the negotiation of the transaction and the Merger Agreement and recommended to the Registrant’s Board that the Registrant enter into the Merger Agreement. Mr. Lanza did not participate on behalf of the Company in any actions with respect to the transaction and the Merger Agreement, and did not participate in any deliberations or other activities of the Special Committee.
     In view of the Nasdaq independent director rules and other applicable requirements, the Board has determined that Mr. Lanza is no longer independent under those rules and therefore, Mr. Lanza has resigned from the Audit, Compensation, and Nominating and Corporate Governance Committees of the Registrant’s Board effective at the Closing. Mr. Lanza continues to serve as Chairman of the Registrant’s Board. The Registrant will be adding independent directors to fill the vacancies on the Company’s Audit, Compensation, and Nominating and Corporate Governance Committees caused by Mr. Lanza’s resignation from those committees. The Registrant’s Board has also agreed to establish a position of Lead Independent Director.
     Andrzej Strojwas, the Registrant’s Chief Technologist was a stockholder of Fabbrix immediately prior to the Merger. In connection with the Merger, Mr. Strojwas received $53,000 in cash and 5,402 shares of the Registrant’s common stock, and will be entitled to receive up to an additional $311,000 worth of Earnout Consideration.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
2.01	Agreement and Plan of Reorganization, dated May 23, 2007, among PDF Solutions, Inc., Fabbrix, Inc. and PDF Acquisition Corp. (1)

99.1	Press Release dated May 24, 2007 regarding the Registrant’s signing of a definitive agreement to acquire Fabbrix, Inc.

(1)	All schedules and attachments to this Exhibit have been omitted in accordance with Item 601(b) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)
By:	/s/ Keith A. Jones
Keith A. Jones
Vice President, Finance and Chief Financial Officer

Dated: May 24, 2007

EXHIBIT INDEX

Exhibit No.	Description
2.01	Agreement and Plan of Reorganization, dated May 23, 2007, among PDF Solutions, Inc., Fabbrix, Inc. and PDF Acquisition Corp. (1)

99.1	Press Release dated May 24, 2007 regarding the Registrant’s signing of a definitive agreement to acquire Fabbrix, Inc.

(1)	All schedules and attachments to this Exhibit have been omitted in accordance with Item 601(b) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.